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                                                                    EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in the Provant, Inc. registration statement on Form S-4 of our report dated November 18, 1998, on our audit of the financial statements of Gulliver Ritchie Associates, Inc. We also consent to the reference to our firm under the caption "Experts."



                                                  /s/ PricewaterhouseCoopers LLP
                                                  ------------------------------
                                                      PricewaterhouseCoopers LLP

Atlanta, Georgia
March 19, 1999